Summary Prospectus
dated March 1, 2026

1290 Essex Small Cap Growth Fund — Class A (ESCFX), Class I (ESCJX) and Class R (ESCKX) Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2026, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, reports to shareholders and other information about the Fund online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

Investment Objective: Seeks long-term growth of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

  Shareholder Fees
 (fees paid directly from your investment)

1290 Essex Small Cap Growth Fund	Class A Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Essex Small Cap Growth Fund	Class A Shares	Class I Shares	Class R Shares
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.50%
Other Expenses	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses	1.49%	1.24%	1.74%
Fee Waiver and/or Expense Reimbursement[1]	(0.36)%	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%	0.88%	1.38%
1
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund invests, 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.88% for Class A shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2027. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$659	$962	$1,286	$2,203
Class I Shares	$90	$358	$646	$1,468
Class R Shares	$140	$513	$910	$2,022
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small- and micro-capitalization companies (or other financial instruments that derive their value from the securities of such companies). For the Fund, a company is considered to be a “small-capitalization” company if, at the time of purchase, its market capitalization is less than or equal to the market capitalization of the largest company included within the Russell 2000® Growth Index. As of December 31, 2025, the market capitalizations of companies in the Russell 2000® Growth Index ranged from approximately $29.8 million to $37.6 billion. This capitalization range will change over time. The Fund’s investments include U.S. micro-cap companies, which, at the time of purchase, have capitalizations that place them among the smallest 5% of companies listed on U.S. exchanges. Although the Sub-Adviser seeks to diversify the Fund’s investments across industries and sectors, the Fund’s assets may, from time to time, be over-weighted or under-weighted to certain industries and sectors relative to its benchmark index, and the Fund may from time to time invest a substantial portion of its assets in one or a limited number of sectors. The Fund invests primarily in common stocks, but it also may invest in other securities that the Sub-Adviser believes provide opportunities for capital growth, such as rights and warrants to purchase common stocks. The Fund may invest up to 15% of its assets in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies. The Fund may purchase put and call options on equity indexes and put and call options on exchange-traded funds tracking certain equity indexes to gain broad market exposure or for hedging purposes.
The Sub-Adviser applies fundamental investment research techniques when deciding which stocks to buy or sell for the Fund, and typically:
•  Selects companies that demonstrate accelerating growth in earnings and revenues that the Sub-Adviser believes are undervalued given their financial strength.
•  Invests in companies from any sector of the market based on fundamental research and analysis of various characteristics.
•  Reviews and evaluates a company’s financial statements, sales and expense trends, earnings estimates, market position, and industry outlook.
•  Values a company against its history, industry, and the market to identify a relatively undervalued stock as compared to its potential growth.

•  Seeks to diversify investments across companies in different phases of growth and that have a variety of catalysts for growth, to help manage risk. Such catalysts may include a new technology, product or service, an increase in market share, an improving industry, a change in management or a corporate restructuring.
The Fund may engage in active and frequent trading to achieve its investment objective. The Fund may sell all or a portion of a position in a security when the Sub-Adviser believes that a catalyst for growth is realized or adequate value is achieved, when the Sub-Adviser identifies a better investment opportunity, to minimize potential risks, to address a deterioration of fundamentals, a change in management or operating strategy or the failure of a catalyst to develop, or for other investment reasons which the Sub-Adviser deems appropriate.
While the Fund’s overall portfolio will focus on small- and micro-capitalization companies, the Sub-Adviser may decide to keep a company’s stock if it has appreciated beyond the market capitalization of the largest company included in the Russell 2000®  Growth Index, as described above.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
The following risks can negatively affect the Fund’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk — The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Fund invests.

In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Fund may experience a significant or complete loss on its investment in an equity security.
Small-Cap and Micro-Cap Company Risk — Small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Fund’s ability to purchase or sell these securities. In general, these risks are greater for micro-cap companies than for small-cap companies.
Investment Style Risk — The Fund may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Fund, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Fund’s share price.
Sector Risk — From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Health Sciences Companies Risk — Health sciences companies can be adversely affected by, among other factors, intense competitive challenges; the need for government approval to offer products and services; product obsolescence; changes in the cost of or demand for medical products and services; the failure of the issuer to develop new products; product liability or other litigation; the expiration of patent rights; reductions in government funding; and legislative or regulatory changes, which can increase the cost of bringing new products to market and thereby reduce profits. Any of these factors could result in a material adverse impact on the Fund’s holdings and the performance of the Fund.
Industrials Sector Risk —  The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. Companies in the industrials sector may also be adversely affected by, among other factors, global events; changes in government regulations, economic conditions, and exchange rates; liability for environmental damage and product liability claims; changes or trends in commodity prices; and government spending policies. Any of these factors could result in a material adverse impact on the Fund’s holdings and the performance of the Fund.
Portfolio Management Risk — The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund. In addition, the Fund could experience losses if an investment manager’s judgments about the risks associated with the Fund’s investment program prove to be incorrect.
Derivatives Risk — The Fund’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Fund’s returns and increase the volatility of the Fund’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Fund’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Fund could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Fund. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Fund, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Fund also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Fund may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Fund’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Emerging Markets Risk — The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns, and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
Large Transaction Risk — A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates, other funds advised by the Adviser or its affiliates (including funds of funds), or other large shareholders, including financial intermediaries that may include the Fund in their investment models. Accordingly, the Fund is subject to the potential for large-scale, relative to its asset size, inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows may accelerate the realization of taxable income to shareholders if such sales of investments result in gains. These inflows and outflows also could negatively affect the Fund’s net asset value and performance.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year and since inception periods through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market index shows how the Fund's performance compared with the returns of another index that has characteristics relevant to the Fund's investment strategies. Past performance (before and after taxes) is not an indication of future performance.
The performance results shown in the bar chart do not reflect any sales charges or account fees, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	23.33%	2025 2nd Quarter
Worst quarter (% and time period)	-14.07%	2025 1st Quarter

 Average Annual Total Returns

	One Year	Since Inception	Inception Date
1290 Essex Small Cap Growth Fund - Class I Return Before Taxes	29.82%	17.06%	07/11/2022
1290 Essex Small Cap Growth Fund - Class I Return After Taxes on Distributions	29.33%	16.84%	07/11/2022
1290 Essex Small Cap Growth Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	18.02%	13.50%	07/11/2022
1290 Essex Small Cap Growth Fund - Class A Return Before Taxes	22.34%	14.89%	07/11/2022
1290 Essex Small Cap Growth Fund - Class R Return Before Taxes	29.14%	16.47%	07/11/2022
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	19.10%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	13.01%	14.03%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the “Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	July 2022
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	July 2022
Sub-Adviser: Essex Investment Management Company, LLC (“Essex”)
Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Fund is:
Name	Title	Date Began Managing the Fund
Nancy Prial, CFA®	Co-Chief Executive Officer and Senior Portfolio Manager of Essex	July 2022
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund's shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 801 Pennsylvania Avenue, Kansas City, MO 64105-1407), or by mail (1290 Funds, c/o SS&C GIDS, Inc., PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
No minimum

	Class A	Class I	Class R

selling or service
agreements with the
Distributor and that are
eligible to purchase
Class A shares without a
sales charge.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.

Minimum Additional Investment	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.